EXHIBIT 99.3

NON-MI Covered Loans

1. Loan-to-Value Ratio

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                                             Number of      Aggregate Principal
Loan-to-Value Ratio                     Mortgage Loans      Balance Outstanding
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50.00% or Less                                        32          $5,047,429.31
50.01% to 60.00%                                      82          15,027,336.88
60.01% to 70.00%                                      85          18,981,878.35
70.01% to 80.00%                                     122          20,554,830.05
80.01% to 90.00%                                     457          70,447,098.28
90.01% to 100.00%                                    306          51,365,464.67
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Total:                                             1,084        $181,424,037.54
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Loan-to-Value Ratios Range is from: 16.30% to 95.00%
Weighted Average is: 82.87%


2. Original Mortgage Loan Principal Balance

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                                             Number of      Aggregate Principal
Original Mortgage Loan Principal Balance    Mortgage Loans  Balance Outstanding
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$100,000 or Less                                     360         $28,058,700.72
$100,001 to $200,000                                 444          63,428,999.89
$200,001 to $300,000                                 143          34,510,391.82
$300,001 to $400,000                                  65          22,183,979.40
$400,001 to $500,000                                  65          29,550,422.38
$500,001 to $600,000                                   7           3,691,543.33
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Total:                                             1,084        $181,424,037.54
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Original Mortgage Loan Principal Balance Range is from: $60,000 to $550,000
Average is: $167,979


3. Prepayment Penalty Summary

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                                           Number of        Aggregate Principal
Prepayment Penalty Summary              Mortgage Loans      Balance Outstanding
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None                                                 268         $45,411,305.73
12 Months                                             64          11,095,110.25
24 Months                                            401          66,985,677.25
36 Months                                            351          57,931,944.31
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Total:                                             1,084        $181,424,037.54
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Weighted Average (loans with penalties only) is: 28 months


4. Credit Score Summary

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                                           Number of        Aggregate Principal
Credit Score Summary                    Mortgage Loans      Balance Outstanding
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0 to 444                                               2            $469,963.92
451 to 500                                             2             198,835.90
501 to 550                                           188          30,147,379.94
551 to 600                                           370          59,395,339.87
601 to 650                                           369          59,210,165.13
651 to 700                                           114          20,424,232.36
701 to 750                                            27           7,608,378.01
751 to 800                                            12           3,969,742.41
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Total:                                             1,084        $181,424,037.54
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Credit Score Range is from: 477 to 794
Weighted Average (scored loans only) is: 605


5. Product Type Summary

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                                           Number of        Aggregate Principal
Product Type Summary                    Mortgage Loans      Balance Outstanding
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2/28 LIBOR Loan                                      638        $104,894,851.38
3/27 LIBOR Loan                                      158          28,451,035.47
Fixed                                                288          48,078,150.69
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Total:                                             1,084        $181,424,037.54
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

MI COVERED LOANS

1. Loan-to-Value Ratio
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                                             Number of      Aggregate Principal
Loan-to-Value Ratio                       Mortgage Loans    Balance Outstanding
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60.01% to 70.00%                                      89         $17,400,296.97
70.01% to 80.00%                                     375          76,576,910.84
80.01% to 90.00%                                     896         167,772,088.84
90.01% to 100.00%                                    892         171,304,798.25
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Total:                                             2,252        $433,054,094.90
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Loan-to-Value Ratios Range is from: 65.25% to 95.00%
Weighted Average is: 88.35%


2. Original Mortgage Loan Principal Balance

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                                             Number of      Aggregate Principal
Original Mortgage Loan Principal Balance  Mortgage Loans    Balance Outstanding
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$100,000 or Less                                   359           $28,506,670.64
$100,001 to $200,000                             1,055           153,639,961.85
$200,001 to $300,000                               461           110,951,896.63
$300,001 to $400,000                               277            94,935,909.51
$400,001 to $500,000                                92            40,831,678.15
$500,001 to $600,000                                 8             4,187,978.12
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Total:                                           2,252          $433,054,094.90
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Original Mortgage Loan Principal Balance Range is from: $60,000 to $545,000
Average is: $193,063


3. Prepayment Penalty Summary

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                                             Number of      Aggregate Principal
Prepayment Penalty Summary                Mortgage Loans    Balance Outstanding
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None                                                 439         $75,944,393.87
12 Months                                            121          28,330,014.29
24 Months                                            781         146,604,406.72
36 Months                                            911         182,175,280.02
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Total:                                             2,252        $433,054,094.90
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Weighted Average (loans with penalties only) is: 29 months


4. Credit Score Summary

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                                             Number of      Aggregate Principal
Credit Score Summary                     Mortgage Loans     Balance Outstanding
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445 to 450                                             1            $129,141.05
451 to 500                                             3             699,753.69
501 to 550                                           158          29,657,396.65
551 to 600                                           512          92,475,548.07
601 to 650                                           814         155,301,704.15
651 to 700                                           528         105,829,640.63
701 to 750                                           186          37,207,941.24
751 to 800                                            49          11,693,152.83
801 >=                                                 1              59,816.59
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Total:                                             2,252        $433,054,094.90
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Credit Score Range is from: 445 to 801
Weighted Average (scored loans only) is: 632


5. Product Type Summary

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                                             Number of      Aggregate Principal
Product Type Summary                     Mortgage Loans     Balance Outstanding
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2/28 LIBOR Loan                                    1,056        $200,109,321.60
3/27 LIBOR Loan                                      296          61,509,825.27
Fixed                                                900         171,434,948.03
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Total:                                             2,252        $433,054,094.90
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